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                                                                  Exhibit 10.32

                             INTERCREDITOR AGREEMENT

      THIS INTERCREDITOR AGREEMENT (the "Agreement") is made and entered into as of April 23, 2004, between MOTOROLA, INC., a Delaware corporation ("MING"), in its capacity as agent (in such capacity "Motorola") for itself and the other Motorola Parties (as defined below), and PNC Bank, National Association ("PNC"), as agent (in such capacity, the "Agent") for itself and for Lenders (as defined below), and is consented to by BRIGHTSTARCORP., a Delaware corporation ("Brightstar"), BRIGHTSTAR US, INC., a Florida corporation ("Brightstar US"). BRIGHTSTAR PUERTO RICO, INC., a corporation organized under the laws of the Commonwealth of Puerto Rico ("Brightstar PR" and, together with Brightstar and Brightstar US, the "Borrowers"), BRIGHTSTAR DE ARGENTINA, S.A., an entity organized under the laws of Argentina, BRIGHTSTAR DO BRASIL, LTDA., an entity organized under the laws of Brazil, BRIGHTSTARCORP. CHILE LTDA., an entity organized under the laws of Chile, BRIGHTSTAR DOMINICANA, S.A., an entity organized under the laws of the Dominican Republic, BRIGHTSTAR ECUADOR, LTDA., an entity organized under the laws of Ecuador, BRIGHTSTAR EL SALVADOR S.A. DE C.V., an entity organized under the laws of El Salvador, BRIGHTSTAR GUATEMALA, C.A., an entity organized under the laws of Guatemala, BRIGHTSTAR DE MEXICO S.A. DE C.V., an entity organized under the laws of Mexico ("Brightstar Mexico"), BRIGHTSTARDE PARAGUAY, S.R.L., an entity organized under the laws of Paraguay, brightstar peru, S.R.L., an entity organized under the laws of Peru, BRIGHTSTAR URUGUAY, S.A., an entity organized under the laws of Uruguay, BRIGHTSTAR DE VENEZUELA C.A., an entity organized under the laws of Venezuela, BRIGHTSTAR PROVEED OR DE SOLUCIONES TECNOLOGICAS S.A., an entity organized under the laws of Bolivia, SOLUCIONES INTELIGENTES PARA EL MERCADO MOVIL, S.A. DE C.V., an entity organized under the laws of Mexico.

                               STATEMENT OF FACTS

      The Borrowers, the Agent and various other financial institutions (together with PNC, the "Lenders") have entered into a Revolving Credit and Security Agreement dated as of the date hereof (as the same may be amended, supplemented or restated, the "Lender Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans from time to time to the Borrowers. The Borrowers' Obligations to the Agent and the Lenders under (and as such term is defined in) the Lender Credit Agreement and the Other Documents (as such term is also defined in the Lender Credit Agreement) are secured by, among other things, Liens granted by the Borrowers to the Agent (for its benefit and for the ratable benefit of the Lenders) on all or substantially all of the assets of the Borrowers pursuant to such Other Documents.

      Brightstar and MINC have entered into an Amended and Restated Distribution Agreement effective as of October 9, 2003 (as the same may be amended, supplemented or restated, the "Brightstar Distribution Agreement"), pursuant to which such parties agreed that Brightstar would continue to act as a distributor of Motorola Inventory in the Brightstar Territory. Pursuant to an Amended and Restated Security Agreement dated as of April 23, 2004 executed by Brightstar in favor of Motorola (as the same may be amended, supplemented or restated, the "Brightstar Security Agreement"), Brightstar granted Motorola a security interest in all or substantially all of its assets to secure the payment and performance all the Brightstar Obligations (as defined in the Payment Terms Agreement (as defined below)).

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      Brightstar US and MINC have entered into a United States Distribution
Agreement for Cellular Phones and Accessories effective as of October 1, 2003 (as the same may be amended, supplemented or restated, the "Brightstar US Distribution Agreement") pursuant to which such parties agreed that Brightstar US would continue to act as a distributor of Motorola Inventory in the Brightstar US Territory. Pursuant to an Amended and Restated Security Agreement dated as of April 23, 2004 executed by Brightstar US in favor of Motorola (as the same may be amended, supplemented or restated, the "Brightstar US Borrower Security Agreement"), Brightstar US granted Motorola a security interest in all or substantially all of its assets to secure the payment and performance of all the Brightstar Obligations (as defined in the Payment Terms Agreement).

      Pursuant to (i) a Security Agreement dated as of April 23, 2004 executed by Brightstar PR and the Foreign Subsidiaries (as defined below) in favor of Motorola and (ii) a Limited Security Agreement dated as of April 23, 2004 executed by Brightstar PR and the Foreign Subsidiaries in favor of Motorola (as either of the same may be amended, supplemented or restated, collectively, the "Foreign Subsidiary Security Agreement"), Brightstar PR and the Foreign Subsidiaries have granted Motorola a security interest in all or substantially all of their assets to secure the payment and performance of all the Brightstar Obligations (as defined in the Payment Terms Agreement).

      Brightstar Mexico and Motorola Mexico have entered into a Distribution Agreement, effective as of July 30, 2001 (as the same may be amended, supplemented or restated, the "Brightstar Mexico Distribution Agreement" and, together with the Brightstar Distribution Agreement, the Brightstar US Distribution Agreement and an equipment sales agreement or similar agreement to be entered into among Motorola Industrial, Ltda., Brightstar and/or certain of the Foreign Subsidiaries, the "Distribution Agreements"), pursuant to which such parties agreed that Brightstar Mexico would become a distributor of Motorola Inventory in the territory described therein and pursuant to which Brightstar Mexico pledged the Motorola Inventory delivered to Brightstar Mexico by Motorola Mexico (and the proceeds from the sale thereof) to guarantee fulfillment of the obligations contracted in the Brightstar Mexico Distribution Agreement. This pledge was ratified by means of public document number 1,012 dated February 11, 2002, issued by Mr. Alejandro Moncada Alvarez, Notary Public No. 240 of the Federal District, and such public document was registered at the Public Registry of Commerce of the Federal District on August 18, 2002.

      The Agent (for its benefit and for the benefit of Lenders) and Motorola (collectively, the "Lienholders". and individually a "Ljenholder") desire to enter into this Agreement in order to set forth the relative priorities of their respective security interests in, security titles to and other liens or charges on (collectively, the "Liens", and individually, a "Lien") the Collateral (as defined below) and to enter into certain other agreements relating thereto, all as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in order to induce each of the Lienholders to extend credit to or for the benefit of the Borrowers, the parties hereto agree as follows:

                 Motorola/PNC Intercreditor Agreement - Page 2

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                               STATEMENT OF TERMS

      1. Definitions. The following terms shall have the following meanings as used in this Agreement:

      "Agent" shall have the meaning set forth in the preamble to this Agreement and shall include its successors and assigns.

      "Applicable Territory" shall mean, with respect to Brightstar, the territory described in the Brightstar Distribution Agreement, with respect to Brightstar US, the territory described in the Brightstar US Distribution Agreement and, with respect to Brightstar Mexico, the territory described in the Brightstar Mexico Distribution Agreement.

      "Borrower" and "Borrowers" shall have the meanings set forth in the preamble to this Agreement and shall include each such person's successors and permitted assigns, and shall also include, without limitation, each such Borrower acting as a debtor-in-possession in any Insolvency Proceeding.

      "Borrower Receivables" shall mean (i) all account receivables of any Borrower arising out of sales of inventory by such Borrower to any account debtor, (ii) all Collections related to such account receivables, (iii) all books and records and customer lists relating to any of such account receivables, and (iv) all trade acceptances, promissory notes, chattel paper and other instruments, and all supporting obligations and letter-of-credit rights, owed to or owned by such Borrower as a result of or in connection with sales of inventory by such Borrower to any domestic of foreign account debtor. For the avoidance of doubt, Borrower Receivables shall include, without limitation, any and all Foreign Intercompany Receivables, but Borrower Receivables shall exclude any Foreign Subsidiary Receivables (and any security interest granted by any Foreign Subsidiary to any Borrower therein).

      "Borrower Stock" shall mean any and all shares of the capital stock of, or other ownership interests in, any Borrower that may now or hereafter be issued by such Borrower.

      "Brightstar" shall have the meaning set forth in the preamble to this Agreement and shall include such person's successors and permitted assigns, and shall also include without limitation, Brightstar acting as a debtor-in-possession in any Insolvency Proceeding.

      "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

      "Collateral" shall mean, with respect to any Credit Party, any and all property or interests in property of such Credit Party, whether real or personal or tangible or intangible, now owned or hereafter acquired by such Person and in or upon which any Lienholder now or hereafter has a Lien and all proceeds of such property. Without limiting the generality of the foregoing, the Collateral of any Credit Party includes all accounts, general intangibles, letter of credit rights, documents, instruments, chattel paper, deposit accounts, money, investment property, software, patents, trademarks, copyrights, other intellectual property, tax refunds, inventory, equipment, fixtures and all other real and personal property of such Credit Party, whether now existing or hereafter acquired, and all proceeds thereof, and without further limiting the generality of the

                 Motorola/PNC Intercreditor Agreement - Page 3

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forgoing, the Collateral includes any Post-Petition Collateral if and to the extent the Agent or Motorola is granted a Lien in an Insolvency Proceeding.

      "Collections" shall mean, with respect to any Borrower Receivables or Foreign Subsidiary Receivables, all cash collections and other proceeds (including payments under any Insurance Policy) of such receivable (including late charges, fees and interest arising thereon, and all recoveries with respect thereto that have been written off as uncollectible).

      "Cost" shall mean, with respect to any item of Motorola Inventory, the purchase price (excluding sales taxes) at which such item was sold by a Motorola Party to the applicable Credit Party net of all applicable discounts or rebates granted or paid by a Motorola Party to the applicable Credit Party with respect thereto.

      "Credit Documents" shall mean the Lender Credit Documents and/or the Motorola Credit Documents, and such term shall include, without limitation, any supplemental or replacement Credit Documents entered into or executed in connection with the provision of financing to any Credit Party, in its capacity as a debtor-in-possession in an Insolvency Proceeding, by the Agent and the Lenders or Motorola.

      "Credit Party" shall mean, individually, Brightstar or any of its Subsidiaries, and the term "Credit Parties" shall mean, collectively, Brightstar and its Subsidiaries.

      "Enforcement Action" shall mean, collectively or individually, for one or both of the Lienholders: (i) to make demand for payment of or accelerate the maturity of any of the Indebtedness owed to such Lienholder, (ii) to take possession of or to collect any Collateral (other than (a) the collection of Borrower Receivables by the Agent or the Lenders when no Event of Default as contemplated by the Lender Credit Documents exists, (b) the making or collecting of claims under an Insurance Policy by Motorola or the Agent, or (c) the collection of Foreign Subsidiary Receivables by Motorola through remittances from a Foreign Subsidiary or Brightstar), or (iii) to commence the enforcement (by judicial proceedings or otherwise) of any of the rights and remedies with respect to any of the Collateral existing upon any Event of Default under any of the Credit Documents.

      "Enforcement Notice" shall mean a written notice delivered by one Lienholder to the other Lienholder at a time when an Event of Default has occurred and is continuing under the notifying Lienholder's Credit Documents (i) specifying the relevant Event of Default and (ii) stating that an Enforcement Action shall commence or has been commenced.

      "Event of Default" shall mean any default or event of default on the part of any Credit Party under the Lender Credit Documents or the Motorola Credit Documents

      "Federal Bankruptcy Code" shall mean the U.S. Bankruptcy Code of 1978, as amended (11 U.S.C. Section 101).

i        "Foreign Account Debtor" shall mean a person or entity (other than a
Foreign Subsidiary) (i) that is obligated to a Borrower or any Foreign Subsidiary under, with respect to, or on account of, an account receivable of (or trade acceptance, chattel paper, promissory note or other instrument owed to or owned by) a Borrower or any Foreign Subsidiary (including without

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limitation any guarantor of the payment or performance of such account receivable or instrument), (ii) whose principal place of business is not located in the United States of America and (iii) that (if not a natural person) is not organized under the laws of the United States of America or any political subdivision thereof.

      "Foreign Intercompany Receivables" shall mean (i) all accounts receivable of any Borrower arising out of sales of inventory by such Borrower to any Foreign Subsidiary, (ii) all Collections related to such account receivables,
(iii) all books and records and customer lists relating to any of such account receivables, and (iv) all trade acceptances, promissory notes, chattel paper and other instruments, and all supporting obligations and letter-of-credit rights, owed to or owned by such Borrower as a result of or in connection with sales of inventory by such Borrower to any Foreign Subsidiary.

      "Foreign Subsidiary" or "Foreign Subsidiaries" shall mean, collectively, any direct or indirect Subsidiary of Brightstar (other than Brightstar PR) now or hereafter created and that is organized outside the United States of America and its territories, together with any and all successors and assigns of each of the foregoing subsidiaries.

      "Foreign Subsidiary Receivables" shall mean (i) all accounts receivable of any Foreign Subsidiary arising out of sales of inventory by such Foreign Subsidiary to any Foreign Account Debtor, (ii) all Collections related to such account receivables (iii) all books and records and customer lists relating to any of such account receivables, and (iv) all trade acceptances, promissory notes, chattel paper and other instruments, and all supporting obligations and letter-of-credit rights, owed to or owned by such Foreign Subsidiary as a result of or in connection with sales of inventory by such Foreign Subsidiary to any Foreign Account Debtor. For the avoidance of doubt, Foreign Subsidiary Receivables shall not include any Borrower Receivables.

      "Indebtedness" shall mean the Motorola Indebtedness and/or the Lender Indebtedness, and such term shall include, without limitation, any interest accruing on such Indebtedness after the filing by or against any or all of the Credit Parties of any petition in bankruptcy and all other Indebtedness of the Credit Parties to Motorola or the Agent and the Lenders which may be incurred in any Insolvency Proceeding of the Credit Parties whether or not recoverable from the Credit Party or their respective estates under 11 U.S.C. Section 506.

      "Initial Collateral Disposition Period" shall have the meaning given to such term in Section 4(e)(ii).

      "Insolvency Proceeding" shall mean, with respect to any Credit Party, any insolvency or receivership proceeding, or any proceeding under the Federal Bankruptcy Code, or any other case or proceeding under any other bankruptcy or insolvency laws or other laws relating to the relief of debtors or the readjustment, extension or composition of debts, and which is brought by or against such Credit Party.

      "Insurance Policies" shall mean any insurance policies in favor of the Agent (and/or the Lenders) or Motorola that insure payment of any Borrower Receivables or any Foreign Subsidiary Receivables.

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      "Lenders" shall have the meaning given such term in the preamble to this
Agreement and shall include the successors and assigns of each party included within that definition.

      "Lender Collateral" shall mean and include any and all Collateral now or hereafter owned by any of the Borrowers, including, without limitation, any and all Foreign Intercompany Receivables, but excluding the Borrower Stock and the Subsidiary Stock. For the avoidance of doubt, the Lender Collateral does not include any assets of any Foreign Subsidiary (including, without limitation, any Foreign Subsidiary Receivables).

      "Lender Credit Agreement" shall have the meaning given such term in the Statement of Facts above and shall include, without limitation, any replacement credit agreement entered into by the Agent and/or the Lenders or an affiliate of the Agent with any or all of the Borrowers in connection with the provision of post-petition revolving credit financing to any or all of the Borrowers in an Insolvency Proceeding by the Agent and/or the Lenders and/or an Affiliate of the Agent.

      "Lender Credit Documents" shall mean the Lender Credit Agreement and any other agreements, instruments or other documents under which now or hereafter any of the Lender Liens are granted or any of the Lender Indebtedness is created, evidenced, guaranteed or secured and any modifications, restatements or refinancings thereof or replacements therefor.

      "Lender Indebtedness" shall mean any and all Obligations (as such term is defined in the Lender Credit Agreement) of any or all of the Borrowers to the Agent and the Lenders and any and all indebtedness, fees, expenses and other obligations of Borrowers to an affiliate of the Agent or any Lender.

      "Lender Liens" shall mean any and all Liens on any or all of the Lender Collateral which may be now or hereafter granted to the Agent (for its benefit and for the ratable benefit of the Lender) by any or all of the Borrowers pursuant to any or all of the Lender Credit Documents or otherwise to secure any or all of the Lender Indebtedness, including without limitation any Lien in any Post-Petition Collateral or Pre-Petition Collateral that may be granted to the Agent (for its benefit and for the ratable benefit of Lenders) to secure any post-petition revolving credit financing provided by the Agent and the Lenders to any or all of the Borrowers in an Insolvency Proceeding.

      "Lien" and "Liens" shall have the meanings given such terms in the Statement of Facts above.

      "Lienholder" and 'Lienholders" shall have the meanings given such terms in the Statement of Facts above and shall include each such person's successors and assigns.

      "Motorola" shall have the meaning given such term in the preamble to this Agreement and shall include its successors and assigns.

      "Motorola Credit Documents" shall mean the Payment Terms Agreement, the Distribution Agreements, the Brightstar Security Agreement, the Brightstar US Security Agreement, the Foreign Subsidiary Security Agreement, the Brightstar Documents (as defined in the Payment Terms Agreement) and any other agreements, instruments or other documents under

                  Motorola/PNC Intercreditor Agreement - Page 6

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which now or hereafter any of the Motorola Liens are granted or any of the
Motorola Indebtedness is created, evidenced, guaranteed or secured and any modifications, restatements or refinancings thereof or replacements therefor.

      "Motorola Indebtedness" shall mean any and all present or future indebtedness, liabilities and obligations now or hereafter owing by any of the Credit Parties to Motorola or any of the Motorola Parties and any modifications thereof or replacements therefor, whether such liabilities are joint or several, absolute or contingent or due or to become due, including, without limitation, the Brightstar Obligations (as defined in the Payment Terms Agreement).

      "Motorola Inventory" shall mean any and all inventory now or hereafter sold by any Motorola Party to any Credit Party pursuant to the Distribution Agreements, including without limitation any such inventory consisting of Motorola cellular telephone equipment, Motorola two-way radios, Motorola messaging products and Motorola accessories.

      "Motorola Liens" shall mean any and all Liens on any of the Collateral which may be now or hereafter granted to Motorola by any or all of the Credit Parties pursuant to the Motorola Credit Documents or otherwise to secure any and all of the Motorola Indebtedness, including without limitation any replacement Lien in any Post-Petition Collateral granted to Motorola in any Insolvency Proceeding.

      "Motorola Party" and "Motorola Parties" shall mean, collectively, Motorola, Inc., and any of it Subsidiaries and affiliates (including, without limitation, Motorola Industrial, Ltda. and Motorola de Mexico, S.A.).

      "Payment Terms Agreement" shall mean the Amended and Restated Payment Terms Agreement, dated as of April 23, 2004, by and among Motorola, Inc. (in its capacity as agent for itself and the other Motorola Parties), Brightstar Corp. and the other persons and entities that are parties thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time).

      "Post-Petition Collateral" shall mean any of the Collateral acquired by any of the Credit Parties after the commencement of an Insolvency Proceeding.

      "Pre-Petition Collateral" shall mean any of the Collateral acquired by any of the Credit Parties prior to the commencement of an Insolvency Proceeding.

      "Standstill Period" shall have the meaning given such term in Section 7(b) of this Agreement.

      "Subsidiary" means any corporation or other entity of which an aggregate of more than 50% of the outstanding stock having ordinary Voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by Brightstar or one or more subsidiaries of Brightstar, or with respect to which Brightstar or any subsidiary thereof has the right to vote or designate the vote of 50% or more of such capital stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited

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liability company in which Brightstar and/or one or more of its subsidiaries shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which Brightstar or any subsidiary thereof is a general partner or may exercise the powers of a general partner.

      "Subsidiary Stock" shall mean any and all shares of the capital stock of, or other ownership interests in, any Subsidiary (other than a Subsidiary that is also a Borrower) that may now or hereafter be issued by such Subsidiary.

      "UCC" shall mean of the Uniform Commercial Code as in effect on the date hereof in the state of the applicable jurisdiction.

      All other undefined terms used in this Agreement shall, unless the context otherwise dictates, have the meanings given such terms in the UCC as in effect in the State of New York to the extent the same are used or defined therein.

      2. Applicability of Priorities.

            (a) The relative priorities of the Lienholders' Liens which are set forth in Section 3 below shall apply: (i) without regard to the time or order of creation, attachment or perfection of such Liens (including, without limitation, the order of filing of the Lienholders' respective UCC financing statements or other documents) or the time or order of the execution and delivery of the Credit Documents; and (ii) with respect to the relative priorities and the creation or attachment of the Liens perfected by any party hereto on any of the Collateral or with respect to the creation or attachment of such Liens to the proceeds of any of the Collateral or to the proceeds of the proceeds of any of the Collateral, notwithstanding anything to the contrary in the provisions of the UCC, the Federal Bankruptcy Code, any other bankruptcy, insolvency, or creditors' right law, or any other applicable law.

            (b) However, notwithstanding anything in this Agreement to the contrary, the relative priorities specified in Section 3 below are expressly conditioned upon the non-avoidability and perfection of each Lien to which another Lien is subordinated hereunder (except for such non-perfection, or avoidability as a result of such non-perfection, of any Motorola Lien on any Collateral consisting of property owned by a Foreign Subsidiary). If the Lien to which another Lien is subordinated hereunder is not perfected or is avoidable for any reason (except for such non-perfection, or avoidability as a result of such non-perfection, of any Motorola Lien on any Collateral consisting of property owned by a Foreign Subsidiary), then the subordination and relative priority provisions set forth in this Agreement shall not be effective as to the particular Collateral (and only as to such particular Collateral) which is the subject of the unperfected or avoidable Lien, but the provisions of this Section 2(b) shall not affect the obligation of the Agent and the Lenders under Section 4(c) to obtain Motorola's consent before obtaining a Lien in any of the Collateral other than the Lender Collateral (which obligation shall apply regardless of whether or not Motorola's Lien in any such Collateral is unperfected or avoidable).

            (c) Upon the other party's request, each party shall, at the other party's expense, make or join in whatever filings or registrations are required or desirable in the other party's reasonable judgment to evidence or effectuate the subordinations created hereby.

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      3. Priorities in Collateral.

            (a) The Motorola Liens on any or all of the Collateral (other than the Lender Collateral) shall take priority over the Lender Liens (if any) on such Collateral, and the Agent (for itself and on behalf of the Lenders) hereby agrees that any Lender Liens that it may at any time have on any or all of the Collateral (other than the Lender Collateral) shall be and are hereby rendered subordinate and inferior in priority to the Motorola Liens on such Collateral. In addition to the foregoing, to the extent that (i) any Borrower in the ordinary course of its business sells any of its inventory to a Foreign Subsidiary on credit (such inventory being referred to herein as the "Subject Inventory"), (ii) such Foreign Subsidiary grants a Lien in favor of such Borrower on the Subject Inventory and proceeds thereof to secure the purchase price therefor (such Lien being referred to herein as the "Subject Lien") and
(iii) such Borrower assigns the Subject Lien to the Agent, the Agent (for itself and on behalf of the Lenders), as assignee of the Subject Lien, hereby agrees that the Subject Lien on the Subject Inventory and proceeds thereof (including any proceeds constituting Foreign Subsidiary Receivables) shall be and is hereby rendered subordinate and inferior in priority to the Motorola Lien on such Collateral, including Foreign Subsidiary Receivables that constitute proceeds from the sale of the Subject Inventory.

            (b) The Lender Liens on any or all of the Lender Collateral shall take priority over the Motorola Liens on the Lender Collateral, and Motorola hereby agrees that any Motorola Liens that it may at any time have on any or all of the Lender Collateral shall be and are hereby rendered subordinate and inferior in priority to the Lender Liens on such Lender Collateral.

            (c) Nothing in this Section 3 is intended, or shall be construed, as any Lienholder's consent to the other Lienholder's receipt of a Lien on any of the Collateral of any Credit Party, which matter is instead addressed in Section 4(c) of this Agreement.

      4. Agreements with Respect to Collateral.

            (a) (i) The Agent (for itself and on behalf of the Lenders) hereby agrees that Motorola shall be entitled to manage, sell and otherwise dispose of the Collateral (other than the Lender Collateral) in accordance with Motorola's usual practices, modified from time to time as it deems appropriate under the circumstances, and without any obligation to give the Agent or any Lender prior notice thereof, and that Motorola shall have no liability to the Agent or any Lender for, and the Agent (for itself and on behalf of the Lenders) hereby waives any claim which it or they may now or hereafter have against Motorola arising out of, any or all actions which Motorola, without gross negligence or willful misconduct on its part, takes or omits to take with respect to the Collateral (other than the Lender Collateral) or any portion or proceeds thereof (including, without limitation, actions or inactions with respect to the maintenance, preservation or insuring of any of such Collateral, or the sale, exchange or other disposition of or foreclosure upon any such Collateral, or the collection, settlement or compromise of any such Collateral, or any customer dispute pertaining thereto, or the settlement or adjustment of any insurance claim with respect to any such Collateral).

            (ii) Motorola hereby agrees that, except to the extent expressly provided in Section 4(e) below, the Agent shall be entitled to manage, sell and otherwise dispose of the Lender Collateral in accordance with the Agent's usual practices, modified from time to time as

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it deems appropriate under the circumstances, and without any obligation to give
Motorola prior notice thereof, and that neither the Agent nor any Lender shall have any liability to Motorola for, and Motorola hereby waives any claim which it may now or hereafter have against the Agent or any Lender arising out of, any or all actions which the Agent or any Lender, without gross negligence or willful misconduct on its part and in compliance with the terms and conditions of Section 4(e) of this Agreement, takes or omits to take with respect to the Lender Collateral or any portion or proceeds thereof (including, without limitation, actions or inactions with respect to the maintenance, preservation or insuring of any of the Lender Collateral, or the sale, exchange or other disposition of or foreclosure upon any of the Lender Collateral, or the collection, settlement or compromise of any of the Lender Collateral, or any customer dispute pertaining thereto, or the settlement or adjustment of any insurance claim with respect to any of the Lender Collateral).

            (b) Each Lienholder hereby acknowledges and agrees that any and all items of chattel paper, documents, certificated securities or instruments evidencing or constituting any of the Collateral which are now or hereafter in its possession shall be held by it for its own account and as agent and bailee for the other Lienholder for purposes of perfecting all Lienholders' Liens therein by such possession (but such agency and bailment shall be for such perfection purposes only and shall not give rise to any fiduciary relationship between the Lienholders). If the Agent or any Lender obtains possession of any such chattel paper, documents, certificated securities or instruments that constitute Collateral (other than Lender Collateral), the Agent or such Lender shall promptly notify Motorola of such fact and, at the expense of Motorola, shall deliver the same into the possession of Motorola. If Motorola obtains possession of any such chattel paper, documents, certificated securities or instruments that constitute Lender Collateral, Motorola shall promptly notify the Agent of such fact and, at the expense of the Agent, shall deliver the same into the possession of the Agent. If the Lender Indebtedness is paid in full and the Lender Credit Documents (other than this Agreement) are terminated, the Agent and each Lender shall deliver any chattel paper, documents, certificated securities or instruments then in its possession evidencing or constituting any of the Collateral into the possession of Motorola rather than to the Borrowers, except to the extent that the delivery of such items would violate the provisions of Section 362 of the Federal Bankruptcy Code or any other applicable law.

            (c) The Agent (for itself and on behalf of the Lenders) hereby consents to Motorola's receipt of a Lien in the Collateral (including the Lender Collateral) and Motorola hereby consents to the Agent's receipt (for itself and for the ratable benefit of the Lenders) of a Lien on the Lender Collateral. Neither the Agent nor any Lender shall obtain any Lien on any of the Collateral (other than the Lender Collateral) without the prior written consent of Motorola (which consent may be given or withheld in Motorola's sole discretion), and any such Lien obtained by the Agent or any Lender in violation of the foregoing provisions of this sentence shall be subject and inferior to Motorola's Lien thereon and shall be subject to all the restrictions and requirements imposed hereby with respect to the Collateral (other than the Lender Collateral). No Lienholder shall contest the validity, perfection, priority or enforceability of any Lien granted to the other Lienholder, provided that such other Lienholder's Liens and the other Lienholder's enforcement thereof are consistent with the terms of this Agreement.

            (d) In the event Motorola gives any Credit Party written notice that an Event of Default has occurred under the Motorola Credit Documents, Motorola shall give the Agent a

                 Motorola/PNC Intercreditor Agreement - Page 10 copy of such notice. Additionally, Motorola shall use its best efforts to give the Agent a copy of all written notices that it is required by law to deliver to any Credit Party with respect to any Enforcement Action by Motorola with respect to any sale or other disposition by Motorola of the Collateral (without giving effect to any waiver of the right to receive such notices by such Credit Party in any of the Motorola Credit Documents) promptly after such written notice is required to be given to such Credit Party; provided, that the failure by Motorola to give a copy of such notice to the Agent shall not constitute a breach of this Agreement by Motorola, give rise to any liability on the part of Motorola to the Agent, any Lender or any Credit Party, or affect or impair any of Motorola's rights or the obligations of the Agent of any Lender hereunder. In the event that Motorola elects to sell or otherwise dispose of any of the Collateral after the occurrence of an Event of Default under Motorola Credit Documents, Motorola shall give the Agent an Enforcement Notice to that effect.

            (e) In the event the Agent gives any Credit Party written notice that an Event of Default has occurred under the Lender Credit Documents, the Agent shall give Motorola a copy of such notice. Additionally, the Agent shall use its best efforts to give Motorola a copy of all written notices that it is required by law to deliver to any Credit Party with respect to any Enforcement Action by the Agent with respect to any sale or other disposition by the Agent of the Lender Collateral (without giving effect to any waiver of the right to receive such notices by such Credit Party in any of the Lender Credit Documents) promptly after such written notice is required to be given to such Credit Party; provided, that the failure by the Agent to give a copy of such notice to Motorola shall not constitute a breach of this Agreement by the Agent, give rise to any liability on the part of the Agent or any Lender to Motorola or any Credit Party, or affect or impair any of the rights of the Agent or any Lender or Motorola's obligations hereunder. In the event that the Agent elects to sell or otherwise dispose of any of the Lender Collateral after the occurrence of an Event of Default under Lender Credit Documents, the Agent shall give Motorola an Enforcement Notice to that effect and the following additional provisions shall apply to any such sale or other disposition:

                  (i) Motorola shall allow the Agent to use the software, equipment and documents described in the Brightstar Distribution Agreement and the Brightstar US Distribution Agreement to the extent and on the terms and conditions specified therein for the purpose of programming any of the Lender Collateral consisting of Motorola Inventory after it is sold by the Agent and Motorola hereby grants to the Agent a nonexclusive and non-transferable license to use such software, equipment and documents for such purpose. It is expressly understood and agreed that the provisions of this Section 4(e)(i) shall survive any termination of the Brightstar Distribution Agreement or the Brightstar US Distribution Agreement; provided, that notwithstanding anything in this Agreement to the contrary, the provisions of this Section 4(e)(i) shall terminate on the later of (x) the ninetieth (90th) day after the expiration of the Initial Collateral Disposition Period or (y) the last day of the Standstill Period. The Agent (for itself and on behalf of the Lenders) acknowledges and agrees that the Lender Liens do not cover the software, equipment and documents described in the Brightstar Distribution Agreement or the Brightstar US Distribution Agreement and that the rights of the Agent and the Lenders with respect to such software, equipment and documents are solely those expressly provided for in this Section 4(e)(i).

                 Motorola/PNC Intercreditor Agreement - Page 11

                  (ii) During the first forty-five (45) days after the Agent gives such Enforcement Notice to Motorola (the "Initial Collateral Disposition Period"), (a) Motorola shall cooperate with the Agent to facilitate the Agent's sale of such Motorola Inventory to Motorola's distributors and dealers, Motorola shall encourage its distributors and dealers to purchase such Motorola Inventory from the Agent, and Motorola shall allow the Agent to sell such Motorola Inventory outside of the Applicable Territory and (b) the Agent shall not sell or otherwise dispose of any of such Motorola Inventory to any person for a price (excluding sales taxes) that is more than ten percent (10%) below the Cost of such Motorola Inventory unless the Agent offers in writing to sell such Motorola Inventory to Motorola at such price, and if Motorola elects to accept such offer, Motorola's purchase of such Motorola Inventory shall be made pursuant to Section 4(e)(v) and shall be consummated within fifteen
      (15) days after Motorola's receipt of such offer.

                  (iii) After the Initial Collateral Disposition Period, the Agent may sell or otherwise dispose of such Motorola Inventory both within and outside of the Applicable Territory and to any purchaser and at any price, all as determined by the Agent in the good faith exercise of its credit judgment and in accordance with any applicable requirements of
      Article 9 of the UCC; provided, that the Agent shall first offer in writing to sell such Motorola Inventory to Motorola at the same price (exclusive of sales taxes), and if Motorola elects to accept such offer, Motorola's purchase of such Motorola Inventory shall be made pursuant to
      Section 4(e)(v) hereof and shall be consummated within fifteen (15) days after Motorola's receipt of such offer.

                  (iv) In the event that during the Initial Collateral Disposition Period Motorola reduces the price to its distributors and dealers of a particular item of such Motorola Inventory by more than ten percent (10%) or Motorola introduces a new product or model that replaces any of such Motorola Inventory and such new product or model is sold by Motorola to its distributors or dealers at a price (excluding sales taxes) that is more than ten percent (10%) below the price at which the replaced Motorola Inventory was sold by Motorola to any Credit Party, Motorola shall give the Agent written notice of such event and, if requested by a written notice given by the Agent to Motorola within fifteen (15) days after the Agent's receipt of such notice, Motorola shall take one of the following actions within fifteen (15) days after Motorola's receipt of such notice from the Agent: (a) purchase the affected Motorola Inventory from the Agent at a purchase price equal to the price (excluding sales taxes) at which such Motorola Inventory or such new product or model is then being sold by Motorola to its distributors or dealers, which purchase by Motorola shall be made in accordance with Section 4(e)(v) hereof; or
      (b) consent in writing to the Agent's sale of the affected Motorola Inventory to another person at a price not less than ninety percent (90%) of the price (excluding sales taxes) at which such Motorola Inventory or such new product or model is then being sold by Motorola to its distributors or dealers.

                  (v) Each purchase of such Motorola Inventory made by Motorola from the Agent pursuant to this Section 4(e) shall be made in accordance with all applicable requirements of Article 9 of the UCC and shall be closed at the offices of the Agent in East Brunswick, New Jersey (or at such other location in the United States of America as

                  Motorola/PNC Intercreditor Agreement - Page 12 may be acceptable to the Agent) and the purchase price therefor shall be paid by Motorola to the Agent in immediately available funds. The purchase price for each such purchase shall not be subject to any reduction on account of any claim, offset or counterclaim which Motorola may have as a result of any actions or inactions on the part of any of the Credit Parties (including, without limitation, any claim, offset or counterclaim which Motorola may have on account of any Credit Party's failure to pay any of the Motorola Indebtedness) and Motorola agrees not to enforce any such claim, offset or counterclaim with respect to any payments owing by it under this Agreement to the Agent or the Lenders. The Agent shall make available to Motorola for pick up by Motorola any and all Motorola Inventory purchased by Motorola pursuant to this Agreement. Motorola shall be wholly responsible for the cost of its taking possession of any Motorola Inventory sold to it hereunder. Motorola shall pay all sales taxes owing with respect to its purchase of any Motorola Inventory under this Agreement. Neither the Agent nor any Lender shall be required to make any representations or warranties (other than a representation and warranty that upon the sale of such Motorola Inventory to Motorola, Motorola will acquire title to such Motorola Inventory free and clear of all claims of the creditors of the Agent or the Lenders) with respect to any of the Motorola Inventory sold by it to Motorola hereunder. The Agent and Motorola shall cooperate with each other in determining the Cost of any particular item of Motorola Inventory or the price at which any new Motorola product or model is then being sold to Motorola's distributors or dealers.

                  (vi) All references in Section 4(e) to sales of Motorola Inventory by the Agent to Motorola shall be deemed to be references to sales by the Agent in its capacity as a secured party under Section 9-610 of the UCC.

            (f) Motorola shall have the option, exercisable at any time after its receipt of an Enforcement Notice from the Agent, or at any time during the existence of the Standstill Period, or at any time during the existence of any Insolvency Proceeding and exercisable on not less than five (5) days prior written notice to the Agent, to purchase the Lender Indebtedness, the Lender Liens and the Lender Credit Documents from the Agent and the Lenders in accordance with the provisions of this Section 4(f). Any purchase by Motorola of the Lender Indebtedness, the Lender Liens and the Lender Credit Documents under this Section 4(f) shall be made at a purchase price equal to the aggregate outstanding balance at such time of the Lender Indebtedness (including all principal, interest, fees and other amounts then owing with respect thereto) and such purchase shall be closed at the Agent's offices in East Brunswick, New Jersey (or at such other location in the United States of America as may be acceptable to Agent) and shall be made without recourse against the Agent or any Lender and without any representations or warranties by the Agent or the Lenders (other than customary representations and warranties as to no prior assignment of the Lender Indebtedness or the Lender Credit Documents of the type that an assigning lender would make to an assignee lender under a credit facility of this nature), and at the closing of such purchase Motorola shall pay the purchase price therefor in immediately available funds and the Agent and the Lenders shall deliver to Motorola an original executed counterpart of each principal Lender Credit Document, or to the extent such an original is not available, a certified copy of such principal Lender Credit Document.

                 Motorola/PNC Intercreditor Agreement - Page 13

            (g) Motorola shall not, without the prior written consent of the Agent, repurchase any of the Motorola Inventory from any Borrower for any reason other than (i) the repurchase of defective or incorrectly shipped Motorola Inventory in the ordinary course of any Borrower's business, and (ii) upon prior written notice to the Agent, the repurchase of Motorola Inventory in the ordinary course of Motorola's business in connection with stock rebalancing; provided, that at the time of such repurchase pursuant to this clause (ii) and after giving effect to any such repurchase no Default or Event of Default (as such terms are defined in the Lender Credit Documents) exists or would be caused thereby.

      5. Insolvency Proceedings.

            (a) As between the Lienholders, the provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Proceeding with respect to any Credit Party and all references herein to any Credit Party shall be deemed to include such Credit Party in its capacity as a debtor or debtor in possession in an Insolvency Proceeding, all references herein to Indebtedness of any Lienholder shall be deemed to include any Indebtedness arising on or after the commencement of an Insolvency Proceeding, and all references herein to Collateral of any Credit Party shall be deemed to include any assets of any kind acquired by such Credit Party after the commencement of an Insolvency Proceeding.

            (b) In any Insolvency Proceeding of any Foreign Subsidiary, neither the Agent nor any Lender shall (i) seek adequate protection of, or relief from the automatic stay with respect to its Liens (if any) on any of the Collateral (other than any Lender Collateral) without the prior written consent of Motorola, (ii) oppose or object to any court order in such Insolvency Proceeding to the extent it allows such Foreign Subsidiary to use the proceeds of any of the Collateral (other than any Lender Collateral) that is consented to by Motorola in writing or (iii) oppose or object to any post-petition financing which Motorola proposes to provide to such Foreign Subsidiary in such Insolvency Proceeding pursuant to Section 364 of the Bankruptcy Code (or other applicable law) on the grounds that the Lender Liens in any of the Collateral (other than any Lender Collateral) will be impaired by such financing or will not be adequately protected as a result of such financing.

            (c) In any Insolvency Proceeding of any of the Borrowers, Motorola shall not oppose or object to any post-petition revolving credit financing which the Agent and the Lenders propose to provide any or all of the Borrowers in such Insolvency Proceeding pursuant to Section 364 of the Bankruptcy Code (or other applicable law) on the grounds that Motorola's Liens in the Collateral will be impaired by such financing or will not be adequately protected as a result of such financing; provided, that (i) such post-petition revolving credit financing complies with the terms and conditions of Section 10 of this Agreement, (ii) Motorola receives a replacement Lien in the Post-Petition Collateral to the extent of any diminution in the value of its Lien in the Pre-Petition Collateral resulting from such post-petition revolving credit financing (but any such replacement Lien granted to Motorola in the Post-Petition Collateral shall constitute a Motorola Lien for all purposes of this Agreement and shall be subject to the terms and conditions of this Agreement (including, without limitation, those relating to the priority of Liens), (iii) the Borrower(s) that are the subject of the Insolvency Proceeding reaffirm any guaranty given by it (or them) of any of the Motorola Obligations (both those arising pre-petition and those arising post-petition), and (iv) nothing in this Agreement shall restrict Motorola's

                 Motorola/PNC Intercreditor Agreement - Page 14 ability to oppose or object to any attempt by any Borrower to assume or reject the Distribution Agreements on any grounds.

      6. Pre-Enforcement Proceeds.

            (a) Prior to (i) the delivery to the Agent of an Enforcement Notice by Motorola or (ii) the delivery to Motorola of an Enforcement Notice by the Agent, and notwithstanding anything in this Agreement to the contrary, the Agent may receive and retain all funds paid to it by or on behalf of any Borrower in payment of any of the Lender Indebtedness regardless of whether or not such payments were derived from or constitute any of the Collateral or the proceeds thereof; provided, that the Agent (for itself and on behalf of the Lenders) acknowledges and agrees that each Foreign Subsidiary is obligated under the Motorola Credit Documents to remit all Collections with respect to Foreign Subsidiary Receivables directly to an account over which Motorola has control and that neither the Agent nor any Lender will do anything to interfere with or discourage any Foreign Subsidiary's compliance with that obligation.

            (b) Prior to (i) the delivery to Motorola of an Enforcement Notice by the Agent or (ii) the delivery to the Agent of an Enforcement Notice by Motorola, and notwithstanding anything in this Agreement to the contrary, Motorola may receive and retain all funds paid to it by or on behalf of any Credit Party in payment of any of the Motorola Indebtedness regardless of whether or not such payments were derived from or constitute any of the Lender Collateral or the proceeds thereof; provided, that Motorola acknowledges and agrees that the Borrowers are obligated under the Lender Credit Documents to remit all Collections with respect to Borrower Receivables directly to an account over which the Agent has control and that Motorola will not do anything to interfere with or discourage any Borrower's compliance with that obligation.

      7. Enforcement Actions.

            (a) Motorola may, at its option, take any Enforcement Action to foreclose or realize upon or enforce any of its rights with respect to the Collateral (other than the Lender Collateral) without the prior written consent of or notice to the Agent or any Lender, and the Agent (for itself and on behalf of the Lenders) hereby agrees that any such Enforcement Action taken by Motorola shall be deemed to be "commercially reasonable" under the UCC, to the extent the UCC applies to such Collateral. Neither the Agent nor any Lender shall take any Enforcement Action with respect to any of the Collateral (other than the Lender Collateral) without Motorola's prior written consent unless and until the Motorola Indebtedness has been indefeasibly paid in full and the Motorola Credit Documents terminated. The Agent (for itself and on behalf of the Lenders) also waives any right it or any of the Lenders may have to have any of the Collateral (or any part thereof) marshalled upon any foreclosure thereof by Motorola.

            (b) Except to the extent expressly provided in Section 4(e) of this Agreement, the Agent may, at its option, take any Enforcement Action to foreclose or realize upon or enforce any of its rights with respect to the Lender Collateral without the prior written consent of or notice to Motorola, and Motorola hereby agrees that any such Enforcement Action taken by the Agent in compliance with the terms and conditions of Section (4)(e) of this Agreement shall be

                 Motorola/PNC Intercreditor Agreement - Page 15 deemed to be "commercially reasonable" under the UCC, to the extent the UCC applies to such Collateral. Motorola shall not take any Enforcement Action with respect to any of the Lender Collateral without the Agent's prior written consent unless and until the Lender Indebtedness has been indefeasibly paid in full and the Lender Credit Documents terminated; provided, however, that (a) nothing contained herein shall be deemed to prohibit Motorola from intervening or participating in any judicial or bankruptcy proceeding to the extent necessary to preserve or protect its interests, and (b) Motorola shall be free to take any Enforcement Action with respect to any of the Lender Collateral without any consent from the Agent provided that each of the following conditions shall have been and continue to be met: (i) an Event of Default under the Motorola Credit Documents (other than an Event of Default arising solely as a result of the occurrence of an Event of Default under the Lender Credit Documents) has occurred and is continuing, (ii) Motorola has given the Agent written notice of such Event of Default, and (iii) the Agent has not taken and pursued in good faith any Enforcement Action within 120 days after the date that each of the conditions in clauses (i) and (ii), inclusive of this proviso have been met (such 120-day period being herein referred to as the "Standstill Period"); provided, that any proceeds of any Lender Collateral received by Motorola from any such Enforcement Action, net of the reasonable costs and expenses incurred by Motorola in connection with such Enforcement Action, shall be paid by Motorola to the Agent until the Lender Indebtedness is paid in full and, until so paid, such proceeds shall be held by Motorola in trust for the benefit of the Agent and the Lenders. Motorola also waives any right it may have to have the Lender Collateral (or any part thereof) marshalled upon any foreclosure by the Agent.

      8. Post-Enforcement Proceeds.

            (a) Upon the earlier to occur of (i) the delivery to the Agent of an Enforcement Notice by Motorola or (ii) the delivery to Motorola of an Enforcement Notice by the Agent, and without the necessity of any further demand or request, the Agent and each of the Lenders shall turn or pay over to Motorola, until the satisfaction of all of the Motorola Indebtedness, all of the Collateral (other than the Lender Collateral) or any proceeds thereof that may then or thereafter come into the possession or control of Agent or any Lender.

            (b) Upon the earlier to occur of (i) the delivery to Motorola of an Enforcement Notice by the Agent or (ii) the delivery to the Agent of an Enforcement Notice by Motorola, and without the necessity of any further demand or request, Motorola shall turn or pay over to the Agent, until the satisfaction of all of the Lender Indebtedness, all of the Lender Collateral or any proceeds thereof that may then or thereafter come into the possession or control of Motorola.

            (c) The Lienholders shall cooperate with each other in order to identify whether any particular item of Collateral constitutes Lender Collateral or other Collateral. Motorola shall provide the Agent, upon the Agent's request and at the Agent's expense, with access to or copies of the books and records of any Credit Party regarding the Collateral that may be within Motorola's possession or control. The Agent and each Lender shall provide Motorola, upon Motorok's request and at Motorola's expense, with access to or copies of the books and records of any Credit Party regarding any of the Collateral that may be in the possession or control of the Agent or such Lender. Without limiting the generality of the foregoing, in the event that the proceeds of any Collateral are at any time after the delivery of an Enforcement Notice by Motorola deposited into a bank account established by any Credit Party with the Agent

                 Motorola/PNC Intercreditor Agreement - Page 16 or any of the Lenders, the Agent (for itself and on behalf of the Lenders) hereby agrees (i) to cooperate with Motorola, and to provide Motorola with such information as it may reasonably request, in order to enable Motorola to identify and trace all such funds and (ii) that for the purposes of tracing such funds pursuant to clause (i) above of this sentence, the lowest intermediate balance rule shall apply.

      9. Additional Covenants. In order to induce PNC and Motorola to enter into this Agreement, PNC, Motorola and the Credit Parties covenant and agree with each other as follows:

            (a) Borrower Collection Account. On or prior to the date of this Agreement (i) the Borrowers shall establish and at all times thereafter maintain a deposit account (the "Borrower Collection Account") with an insured depository institution (the "Borrower Bank") acceptable to the Agent and to Motorola (including, without limitation, PNC), into which all Collections of Borrower Receivables and all proceeds of any other Lender Collateral shall be deposited and (ii) the Borrowers shall cause the Borrower Bank to execute and deliver to the Agent and Motorola a deposit account control agreement in form and substance acceptable to the Agent and to Motorola pursuant to which, among other things,
(w) the Agent shall have been granted a first priority and perfected Lien in the Borrower Collection Account and all funds now or hereafter on deposit therein,
(x) Motorola shall have been granted a perfected Lien, second in priority only to the Lien of the Agent, in the Borrower Account and all funds now or hereafter on deposit therein, (y) the Borrower Bank waives all rights of setoff or other Liens that it may have with respect to the Borrower Collection Account or any of the funds now or hereafter on deposit therein (except for set-offs with respect to the payment of usual and customary fees and charges and the chargeback of returned or dishonored items), and (z) the Borrower Bank shall acknowledge that the Agent and Motorola shall have sole dominion and control over the Borrower Collection Account (it being understood and agreed by Motorola that it shall not be entitled to exercise any such dominion or control with respect to the Borrower Collection Account until the repayment in full of the Lender Indebtedness and the termination of the commitments of the Lenders with respect thereto), subject to the right of the Borrowers to make withdrawals therefrom prior to the delivery of an Activation Notice (as defined below). Motorola may at any time after the occurrence of any Default or Event of Default (as defined in the Payment Terms Agreement (it being understood and agreed by Motorola that it shall not be entitled to deliver an Activation Notice with respect to the Borrower Collection Account until the repayment in full of the Lender Indebtedness and the termination of the commitments of the Lenders with respect thereto)) deliver to the Borrower Bank a notice (an "Activation Notice") directing the Borrower Bank on and at all times after the date such Activation Notice is delivered to follow only the instructions of Motorola (it being understood and agreed by Motorola that it shall not be entitled to deliver any such instructions with respect to the Borrower Collection Account until the repayment in full of the Lender Indebtedness and the termination of the commitments of the Lenders with respect thereto) with respect to the withdrawal or disbursement of any and all funds then or at any time thereafter on deposit in the Borrower Collection Account. Except as contemplated by Section 9(c), no Credit Party shall cause or permit the Collections of any Foreign Subsidiary Receivables or any Collateral (other than Lender Collateral) to be deposited in the Borrower Collection Account and no Borrower shall cause or permit the Collections of any Borrower Receivables or the proceeds of any other Lender Collateral to be deposited into the Foreign Subsidiary Collection Account (as defined below) or any other account other than the Borrower Collection Account.

                 Motorola/PNC Intercreditor Agreement - Page 17

            (b) Foreign Subsidiary Collection Account. On or prior to the date of this Agreement (i) the Foreign Subsidiaries shall establish and at all times thereafter maintain a deposit account (the "Foreign Subsidiary Collection Account") with an insured depository institution (the "Foreign Subsidiary Bank") acceptable to Motorola (which, for a period not to exceed 60 days after the date of this Agreement (or such longer period consented to by Motorola), may include Ocean Bank, a Florida banking corporation), into which all Collections of Foreign Subsidiary Receivables and all proceeds of any Collateral (other than Lender Collateral) shall be deposited and (ii) the Foreign Subsidiaries shall cause the Foreign Subsidiary Bank to execute and deliver to Motorola a deposit account control agreement in form and substance acceptable to Motorola pursuant to which, among other things, (x) Motorola shall have been granted a first priority and perfected Lien in the Foreign Subsidiary Account and all funds now or hereafter on deposit therein, (y) the Foreign Subsidiary Bank waives all rights of setoff or other Liens that it may have with respect to the Foreign Subsidiary Collection Account or any of the funds now or hereafter on deposit therein, and (z) the Foreign Subsidiary Bank shall acknowledge that Motorola shall have sole dominion and control over the Foreign Subsidiary Collection Account, subject to the right of the Foreign Subsidiaries to make withdrawals therefrom prior to the delivery of an Activation Notice. Motorola may at any time after the occurrence of any Default or Event of Default (as defined in the Payment Terms Agreement) deliver to the Foreign Subsidiary Bank an Activation Notice directing the Foreign Subsidiary Bank on and at all times after the date such Activation Notice is delivered to follow only the instructions of Motorola with respect to the withdrawal or disbursement of any and all funds then or at any time thereafter on deposit in the Foreign Subsidiary Collection Account. No Borrower shall cause or permit the Collections of any Borrower Receivables or any Lender Collateral to be deposited in the Foreign Subsidiary Collection Account and, except as contemplated by Section 9(c), no Credit Party shall cause or permit the Collections of any Foreign Subsidiary Receivables or the proceeds of any Collateral (other than Lender Collateral) to be deposited into the Borrower Collection Account or any other account other than the Foreign Subsidiary Collection Account.

            (c) Transfers from the Foreign Subsidiary Collection Account. The Foreign Subsidiaries shall provide irrevocable standing instructions to the Foreign Subsidiary Bank that, prior to Motorola's delivery of an Activation Notice to the Foreign Subsidiary Bank, the Foreign Subsidiary Bank shall, on each Business Day, transfer the entire amount of the available funds then on deposit in the Foreign Subsidiary Collection Account (including, without limitation, all funds representing Collections of Foreign Subsidiary Receivables and the proceeds of other Collateral) to the Borrower Bank for credit to the Borrower Collection Account. Such irrevocable instructions shall also provide that these daily transfers of funds out of the Foreign Subsidiary Collection Account shall terminate automatically upon Motorola's delivery of an Activation Notice to the Foreign Subsidiary Bank.

            (d) Noncompliance. Each of the Credit Parties acknowledges and agrees that its failure to strictly comply with the foregoing provisions of
Section 9 shall constitute an immediate Event of Default under (and as defined in) the Credit Documents.

                 Motorola/PNC Intercreditor Agreement - Page 18

      10. Agreements Absolute.

            (a) This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no act or omission on the part of any of the Lienholders with respect hereto shall affect or impair the terms or conditions hereof.

            (b) The Agent (for itself and on behalf of the Lenders) hereby expressly waives the following on the part of Motorola: diligence in protection or collection of any of the Collateral (other than compliance with Section 4(b) with respect to the Lender Collateral) or the Motorola Indebtedness; presentment; demand; protest; notice to any and all persons of protest; demand; default; nonpayment; the creation or existence of any of the Motorola Indebtedness or any of the Collateral therefor; or of any extensions of credit or indulgences to any Borrower; or of any other matters or things whatsoever relating thereto. Without limiting the generality of the foregoing, the Agent (for itself and on behalf of the Lenders) hereby authorizes Motorola to (i) change any of the terms of the Motorola Credit Documents as Motorola in its discretion may deem advisable (notwithstanding any provision in the Lender Credit Documents that purports to require any consent of such Lienholder and all such changes shall be effective without such consent and without any requirement of Motorola to notify the Agent or to ascertain whether the Lender Credit Documents require such consent or whether any Credit Party is required to, or did, obtain such consent; provided, that to the extent any such change to a Motorola Credit Document other than a Distribution Agreement requires the consent or agreement of one or more of the Borrowers, such change will not be effective if prohibited by any provision in the Lender Credit Documents unless the Agent consents to such change), (ii) make loans, issue letters of credit, sell goods, provide services, or extend other credit to any Credit Party, or grant renewals, increases, extensions or other indulgences to any Credit Party,
(iii) receive notes or other evidences of the Motorola Indebtedness or grant any renewals, increases or extensions thereof, and (iv) take or omit to take any action for the enforcement of, or waive any rights with respect to, any of the Motorola Indebtedness.

            (c) Subject to the provisions of Section 4(e) hereof, Motorola hereby expressly waives the following on the part of the Agent: diligence in protection or collection of any of the Collateral (other than compliance with Section 4(b) with respect to the Motorola Collateral) or the Lender Indebtedness; presentment; demand; protest; notice to any and all persons of protest; demand; default; nonpayment; the creation or existence of any of the Lender Indebtedness or any of the Lender Collateral securing the same; or of any extensions of credit or indulgences to the Borrowers; or of any other matters or things whatsoever relating thereto. Without limiting the generality of the foregoing, but subject to Section 4(e) hereof and to the following sentence, Motorola hereby authorizes the Agent and the Lenders to (i) change any of the terms of the Lender Credit Documents as the Agent and the Lenders in their discretion may deem advisable (notwithstanding any provision in the Motorola Credit Documents that purports to require any consent of Motorola and all such changes shall be effective without such consent and without any requirement of the Agent or any of the Lenders to notify Motorola or to ascertain whether the Motorola Credit Documents require such consent or whether any Borrower is required to, or did, obtain such consent), (ii) make loans, issue letters of credit, sell goods, provide services, or extend other credit to the Borrowers, or grant renewals, increases, extensions or other indulgences to the Borrowers,
(iii) receive notes or other evidences of the Lender Indebtedness or grant any renewals, increases or extensions thereof, and (iv) take or omit to take

                 Motorola/PNC Intercreditor Agreement - Page 19 any action for the enforcement of, or waive any rights with respect to, any of the Lender Indebtedness. Notwithstanding the foregoing or any other provision of this Agreement, neither the Agent nor any of the Lenders shall amend or administer the Lender Credit Documents after the date of this Agreement without the prior written consent of Motorola if the effect of such amendment or administration is to (a) allow the principal amount of the outstanding Lender Indebtedness to at any time exceed $70,000,000 (the "Maximum Amount"), plus the amount of any accrued interest, fees or expenses; (b) agree in writing to subordinate any of the Lender Liens or proceeds thereof to any other party, except for the subordination of Lender Liens to administrative expense claims in connection with any Insolvency Proceeding against the Company; (c) increase restrictions on any Credit Party's ability to grant Liens or make payments to Motorola, subject to the restrictions and limitations on such Liens or payments set forth herein (but nothing in this clause (c) shall apply to (x) the reduction or termination by the Agent and the Lenders at any time of any or all of the extensions of credit available to any Borrower under the Lender Credit Documents or (y) the establishment or increase by the Agent and the Lenders at any time during the existence of an Event of Default under the Lender Credit Documents of any restrictions in the Lender Credit Documents on the ability of the Borrowers to make payments to Motorola); or (d) increase the applicable margin added to the fixed or floating interest rate provided for under the Lender Credit Documents by more than three hundred basis points prior to the occurrence of any Event of Default under the Lender Credit Documents and by more than five hundred basis points after the occurrence of any Event of Default under the Lender Credit Documents.

      11. Exercise of Rights.

            (a) Motorola may exercise all of its rights with respect to the Collateral (other than the Lender Collateral) without any obligation to the Agent or any Lender until there has been full payment and performance of the Motorola Indebtedness and a termination of the Motorola Liens. Motorola shall be entitled to manage and supervise the Motorola Indebtedness, the Motorola Liens and the Collateral (other than the Lender Collateral) in accordance with applicable law and its practices in effect from time to time, and Motorola shall have no liability to the Agent or any Lender for (i) any and all actions which Motorola, in good faith, takes or omits to take with respect to the Motorola Indebtedness, the Motorola Liens or the Collateral (other than the Lender Collateral) (including, without limitation, actions with respect to creation, perfection or continuation of the Motorola Liens in any of the Collateral), the occurrence of any default with respect to any such Motorola Indebtedness, the foreclosure upon, sale, release or depreciation of, or any failure to realize upon, any of the Collateral (other than the Lender Collateral), and the collection of any of the Motorola Indebtedness from any Credit Party or any other party, and (ii) any election of the application of Section 1111 (b)(2) of the Federal Bankruptcy Code in any Insolvency Proceeding of any Credit Party.

            (b) The Agent may exercise all of its rights with respect to the Lender Collateral without any obligation to Motorola until there has been full payment and performance of the Lender Indebtedness and a termination of the Lender Liens. The Agent shall be entitled to manage and supervise the Lender Indebtedness, the Lender Liens and the Lender Collateral (except that the Agent and the Lenders shall be subject to the express restrictions and requirements set forth above in this Agreement relating to the Collateral other than the Lender Collateral) in accordance with applicable law and its practices in effect from time to time without

                 Motorola/PNC Intercreditor Agreement - Page 20 regard to the existence of the Motorola Liens, and neither the Agent nor any of the Lenders shall have any liability to Motorola for (i) any and all actions which the Agent, in good faith, takes or omits to take with respect to the Lender Indebtedness, the Lender Liens or such Lender Collateral (except for any actions by the Agent or any of the Lenders in violation of the express restrictions or requirements set forth above in this Agreement relating to the Collateral other than the Lender Collateral) (including, without limitation, actions with respect to creation, perfection or continuation of the Lender Liens in any such Lender Collateral), the occurrence of any default with respect to any such Indebtedness, the foreclosure upon, sale, release or depreciation of, or any failure to realize upon, any of the Lender Collateral, and the collection of any of the Lender Indebtedness from any Borrower or any other party, and (ii) any election of the application of Section 111 1(b)(2) of the Federal Bankruptcy Code in any Insolvency Proceeding of any Credit Party.

      12. Notices Hereunder. All notices, requests or demand hereunder shall be in writing and shall be effective upon receipt and shall be sent by one of the following means: certified mail, return receipt requested, postage prepaid; first class mail, postage prepaid; Federal Express or other reputable overnight courier service; telecopy; or by hand delivery, and in each case shall be addressed as set forth below:

            (a)    If to Agent:         PNC Bank, National Association
                   or any Lender:       70 East 55th Street
                                        New York, New York 10022
                                        Attention: Alan Tischbein
                                        Facsimile: 646-497-0203

                   with a copy to:      PNC Bank, National Association
                                        PNC Agency Services
                                        PNC Firstside Center
                                        500 First Avenue, 4th Floor
                                        Pittsburgh, Pennsylvania 15219
                                        Attention: Lisa Pierce
                                        Telephone: 412-762-6442
                                        Facsimile: 412-762-8672

            (b)    If to Motorola:      Motorola, Inc.
                                        Personal Communications Sector
                                        600 North US Highway 45
                                        Libertyville, IL 60048
                                        Attention: Law Department
                                        Telecopy No.: (847) 523-4348

                   With a copy to:      Motorola, Inc.
                                        Personal Communications Sector
                                        798 International Parkway
                                        Sunrise, FL 33325
                                        Attention: PCS Latin America Director of
                                        Finance
                                        Telecopy No.: 954-723-8775

                 Motorola/PNC Intercreditor Agreement - Page 21

      Each party hereto may by written notice to the other designate a different address to which notices and demands should be sent hereunder. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

      13. Rights Against Other Creditors. This Agreement shall not modify, affect or impair in any way any of the rights and priorities of the Lienholders relative to any of the rights and priorities of any other creditors (unsecured or secured) of any of the Credit Parties.

      14. No Effect on Credit Parties' Obligations. Nothing in this Agreement shall be construed to modify or relieve, in any manner, any Indebtedness of any of the Credit Parties to any of the Lienholders under any of the Credit Documents. Each Credit Party is signing this Agreement below solely for the purpose of signifying its consent to the terms and conditions hereof and its agreement to be bound hereby and to make certain other acknowledgments and agreements with respect thereto, all as expressly set forth below, but nothing in this Agreement is intended or shall be construed to confer any rights upon any Credit Party, and neither any Credit Party nor its estate or trustee in any Insolvency Proceeding is a beneficiary of any of the terms and conditions of this Agreement.

      15. Independent Credit Investigations. Neither the Agent, any of the Lenders nor Motorola nor any of their respective directors, officers, agents or employees shall be responsible to the other or to any other person, for the solvency, financial condition or ability of any Credit Party to repay any of the Indebtedness, or for statements of any Credit Party, oral or written, or for the validity, sufficiency or enforceability of any of the Credit Documents, or the validity or priority of any Liens granted by any Credit Party in connection with any of the Credit Documents. The Agent, the Lenders and Motorola have each entered into its agreements with the Credit Parties based upon its own independent investigation, and makes no warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section.

      16. Miscellaneous.

            (a) No agreement shall be effective to amend, supplement or discharge in whole or in part this Agreement unless such agreement is in writing and signed by all of the Lienholders. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Lienholders; provided, however, that no Lienholder shall assign or transfer any of its Liens (or any interest therein) unless such Lienholder's transferee or assignee agrees in writing that it has acquired such Liens (or interest therein) subject to the terms and conditions of this Agreement and that such assignee and transferee shall be fully bound hereby to the same extent as was the case with respect to the assigning or transferring Lienholder. Notwithstanding the immediately preceding sentence, any person or entity who hereafter makes loans or advances to any Borrower that are used to refinance and pay indefeasibly in full the Lender Indebtedness shall be deemed for purposes of this Agreement to be the successor to Agent and Lenders (but only if (i) the amount of such loans or advances does not exceed the Maximum Amount, (ii) the effective interest rate on such loans or advances (taking into account the relevant index and applicable margin) would not under any circumstance exceed the effective rate that would apply under such circumstance on the Lender Indebtedness,

                 Motorola/PNC Intercreditor Agreement - Page 22

(iii) the collateral for such loans or advances is no broader than that for the Lender Collateral, (iv) the maturity date of such loans or advances is no earlier than that of the Lender Indebtedness, (v) the payment terms of such loans or advances are not more burdensome on the Borrowers than those of the Lender Indebtedness, (vi) the terms of such loans or advances are no more restrictive than those of the Lender Indebtedness with respect to the ability of any Credit Party to grant Liens or make payments to Motorola, (vii) the borrowing base advance rates of such loans or advances are no less favorable to the Borrowers than those of the Lender Indebtedness, and (viii) Motorola receives not less than 30 days' prior written notice of such loans or advances (which notice must provide the name of all persons or entities proposing to make such loans or advances and all terms of the proposed loans or advances that relate in any way to any of the foregoing matters) from the Agent, the Borrowers or the person or entity proposing to make such loans or advances), and from and after the date of any such refinancing in satisfaction in full of the Lender Indebtedness such person or entity shall be deemed a party hereto in the place and stead of Agent or Lenders as if such person or entity had been the original signatory hereto, and all loans, advances, liabilities, debit balances, covenants and duties at any time or times owed by such Borrower to such successor, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, then existing or thereafter arising, including any renewals, extensions, modifications, or replacements of any of the foregoing, shall be deemed for all purposes hereunder to constitute and be such succeeding Lienholder's Indebtedness.

            (b) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or enforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (c) This Agreement shall terminate when either (i) all of the parties hereto mutually agree in writing to terminate this Agreement or (ii) all of the Indebtedness of either Lienholder has been paid in full and all of such Lienholder's Credit Documents (other than this Agreement) have been terminated, and until such time this Agreement shall be continuing and irrevocable.

            (d) The headings in this Agreement are for convenience of reference only and shall not define or limit the terms hereof.

            (e) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

            (f) This Agreement may be executed in any number of several counterparts and each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument.

            (g) This Agreement expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements of the parties regarding the same subject matter.

                 Motorola/PNC Intercreditor Agreement - Page 23

            (h) THE AGENT (FOR ITSELF AND ON BEHALF OF THE LENDERS) AND MOTOROLA EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT, OTHER PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT.

                            [SIGNATURE PAGES FOLLOW]

                 Motorola/PNC Intercreditor Agreement - Page 24

      IN WITNESS WHEREOF, each of the Lienholders has caused this Agreement to be executed and delivered by its duly authorized officers or other representatives as of the day and year first above written.

                                            PNC BANK, NATIONAL ASSOCIATION, AS
                                            THE AGENT

                                            BY: /s/ Jeffrey J. Bender
                                                --------------------------------
                                            NAME: Jeffrey J. Bender
                                            TITLE: VP

                                            MOTOROLA, INC, AS  MOTOROLA

                                            BY: /s/ Dennis J. Strand
                                                --------------------------------
                                            NAME: DENNIS J. STRAND
                                            TITLE: CFO-PLS

                 Motorola/PNC Intercreditor Agreement - Page 25

              CREDIT PARTIES' ACKNOWLEDGMENT, CONSENT AND AGREEMENT

            Each of the undersigned Credit Parties hereby acknowledges and consents to the execution, delivery and performance of the within and foregoing Intercreditor Agreement among Motorola, Inc., Motorola Industrial Ltda, Motorola de Mexico and the Agent (the "Intercreditor Agreement"; all capitalized terms used herein shall have the respective meanings given such terms in the within and foregoing Intercreditor Agreement). In order to induce the Lienholders to enter into the Intercreditor Agreement and to extend credit from time to the Credit Parties under the Credit Documents, each of the Credit Parties hereby (i) agrees to be bound by the provisions of the Intercreditor Agreement as they relate to the relative rights, remedies and priorities of the Lienholders and the respective obligations of the Credit Parties to the Lienholders; provided, however, that except for the covenants and agreements of the Agent, Motorola and the Credit Parties in Section 9 of the Intercreditor Agreement, nothing in the Intercreditor Agreement shall amend, modify, change or supersede the respective terms of any of the Credit Documents as between any of the Lienholders, on the one hand, and any of the Credit Parties, on the other hand, and in the event of any conflict or inconsistency between the terms of the Intercreditor Agreement and those of any of the Credit Documents, the terms of such Credit Document shall govern as between the Lienholders involved, on the one hand, and the Credit Parties involved, on the other hand, (ii) agrees to be bound by the covenants and agreements set forth in Section 9 and that any failure by any of the Credit Parties to strictly comply with such covenants and agreements shall constitute an immediate Event of Default under and as defined in the Credit Documents, (iii) agrees that any Lienholder holding any Collateral does so as agent and bailee for the other Lienholder for perfection purposes and is hereby authorized to turn such Collateral over to such other Lienholder if required under the Intercreditor Agreement, (iv) agrees that the terms of the Intercreditor Agreement shall not give any Credit Party (nor its estate nor any trustee for such Credit Party's estate) any substantive rights relative to any of the Lienholders, (v) agrees that each Lienholder may apply any and all funds received by it from the other Lienholder pursuant to the Intercreditor Agreement against the first Lienholder's Indebtedness, (vi) consents to any sale of the Motorola Inventory which the Agent may make to Motorola pursuant to Section 4(e) of the Intercreditor Agreement, (vii) waives any prior notice of any such sale,
(viii) acknowledges and agrees that any such sale shall be commercially reasonable (as such term is used in Article 9 of the UCC), (ix) agrees that the purchase price therefor specified in Section 4(e) of the Intercreditor Agreement shall constitute fair and reasonable consideration for such sale, (x) agrees that it will make available to Motorola for pick up by Motorola any and all Motorola inventory purchased by Motorola from the Agent pursuant to Section 4(e) of the Intercreditor Agreement and (xi) agrees to make any and all of Borrowers' facilities available to Motorola, and to permit Motorola to have access to such premises, for the purposes of assembling and taking possession of such Motorola Inventory.

                            [SIGNATURE PAGES FOLLOW]

                  Motorola/PNC Intercreditor Agreement-Page 26

            IN WITNESS WHEREOF, each of the undersigned Credit Parties has caused its duly authorized officer or other representative to execute this Acknowledgment, Consent and Agreement on its behalf as of the day and year first above written.

                                       BRIGHTSTAR CORP.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR US, INC.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR PUERTO RICO, INC.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR DE ARGENTINA, S.A.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR DO BRASIL, LTDA.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR CORP. CHILE, LTDA.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR DOMINICANA, S.A.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                  Motorola/PNC Intercreditor Agreement-Page 27

                                       BRIGHTSTAR ECUADOR, LTDA.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR EL SALVADOR S.A. DE C.V.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR GUATEMALA, C.A.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR DE MEXICO S.A. DE C.V.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR DE PARAGUAY, S.R.L.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR PERU, S.R.L.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR URUGUAY, S.A.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       BRIGHTSTAR DE VENEZUELA C.A.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                  Motorola/PNC Intercreditor Agreement-Page 28

                                       BRIGHTSTAR PROVEEDOR DE SOLUCIONES
                                       TECNOLOGICAS S.A.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                                       SOLUCIONES INTELIGENTES PARA EL MERCADO
                                       MOVIL, S.A. DE C.V.

                                       BY: /s/ Marcelo Claure
                                           ------------------------------------
                                       NAME:  Marcelo Claure
                                       TITLE: CEO and President


                  Motorola/PNC Intercreditor Agreement-Page 29